Supplement dated October 1, 2009
to the Prospectus dated November 28, 2008

Green Century Balanced Fund
The following replaces the Trillium portfolio manager paragraph on page 23 of the Prospectus:
A team of two portfolio managers at Trillium has responsibility for day-to-day portfolio management of the Balanced Fund.  Cheryl Smith, a CFA with a Ph.D. in Economics, is the lead portfolio manager and is responsible for the overall coordination and management of the Balanced Fund’s portfolio.  Prior to serving as the lead portfolio manager, she served as a backup portfolio manager of the Balanced Fund and provided fixed income analysis since November 28, 2005.  Ms. Smith has been with Trillium since 1997, and has over 22 years of investment management experience managing socially responsible institutional and individual portfolios.  Stephanie Leighton, CFA, serves as a co-portfolio manager and provides additional equity analysis.  Prior to serving as the co-portfolio manager, she served as a back up portfolio manager of the Balanced Fund and provided additional equity analysis since June 2009.  Ms. Leighton has been with Trillium since 1990 and currently serves as its Chief Investment Officer and Director of Equity Research.  She has over 20 years of investment management experience including 15 years managing socially responsible institutional and individual portfolios.  The Statement of Additional Information contains additional information about Ms. Smith and Ms. Leighton, their compensation, other accounts they manage, and their ownership of shares of the Balanced Fund.

Green Century Equity Fund
Effective July 29, 2009, the name of the Domini 400 SocialSM Index will be changed to the FTSE KLD 400 Social Index (the “Index”). KLD Research & Analytics, Inc. will continue to maintain the Index as it has since inception of the Index in May, 1990. No other changes are expected to be made to the Index.

Supplement dated October 1, 2009 to the
 Statement of Additional Information dated November 28, 2008

Green Century Balanced Fund

The following replaces Trillium’s ownership information in the Investment Subadviser section on page 30 of the Statement of Additional Information:

Trillium, with principal offices located at 711 Atlantic Avenue, Boston, MA 02111, is an independent SEC-registered investment advisory firm devoted exclusively to environmentally and socially responsible investing.  An employee-owned company, Trillium has been in the business of providing investment advisory services since 1982.  Progressive Securities Corporation, c/o Wainwright Bank & Trust, 63 Franklin Street, Boston, MA 02110, owns approximately 36% of the equity of Trillium in the form of convertible preferred stock.

The following replaces the information regarding Trillium’s portfolio managers for the Balanced Fund in the Investment Subadviser section beginning on page 32 of the Statement of Additional Information:

Cheryl Smith and Stephanie Leighton (together, the “Portfolio Managers”) are primarily responsible for the day-to-day investment management of the Balanced Fund.  The following information regarding the Portfolio Managers, the other accounts that they manage, their compensation and potential conflicts of interest has been provided by Trillium.

The lead Portfolio Manager responsible for the management of the Balanced Fund, Cheryl Smith, has 22 years of investment experience in socially and environmentally responsible portfolio management, including experience managing one fixed income and two equity mutual funds.  She previously served as the portfolio management team member primarily responsible for developing and implementing the Balanced Fund’s fixed income strategy.  Ms. Smith leads Trillium’s fixed income investment process.    She is a CFA Charterholder and holds a Ph.D. in Economics.

Stephanie Leighton, the co-portfolio manager, is primarily responsible for developing the buy list of equity securities for the Balanced Fund’s portfolio.  She previously served as a back up portfolio manager of the Balanced Fund and provided additional equity analysis since June 2009.  Ms. Leighton currently serves as Chief Investment Officer and Director of Equity Research at Trillium.  She has over 20 years of investment experience including 15 years managing socially responsible institutional and individual portfolios.  She is a CFA Charterholder and holds an MBA from Northeastern University.

Information Concerning Accounts Managed by the Portfolio Managers – As of August 31, 2009, Mses. Smith and Leighton did not act as portfolio managers for any other investment company or for any other pooled investment vehicle.  As of August 31, 2009, Mses. Smith and Leighton also acted as portfolio managers for 241 other accounts with assets totaling $253 million.  Of these 241 accounts, Ms. Smith managed 127, with assets totaling $127 million, and Ms. Leighton managed 114, with assets totaling $126 million.  None of the accounts pay a performance based advisory fee.

Information Concerning Compensation of Portfolio Managers – The compensation of Mses. Smith and Leighton is comprised of a fixed base salary, participation in a firm-wide bonus pool based on operating earnings, and participation in a discretionary investment professional bonus determined by the management of Trillium.  Factors influencing the discretionary bonus include work contribution, consistency of investment performance with overall firm investment disciplines, client retention, idea generation, and overall performance of Trillium.  Management’s assessment of performance is not tied to the performance of specific accounts.  Salary and bonus are paid in cash.  In late 2007, Trillium employees with greater than five years tenure at Trillium as of 9/30/2007 were issued options on Trillium shares; Mses. Smith and Leighton received such options.

Portfolio Manager Ownership in the Fund – As of August 31, 2009, Ms. Smith owned between $1 and $10,000 and Ms. Leighton owned between $10,001 and $50,000 of equity securities in the Balanced Fund.

Green Century Equity Fund

Effective July 29, 2009, the name of the Domini 400 SocialSM Index will be changed to the FTSE KLD 400 Social Index (the Index).  KLD Research & Analytics, Inc. will continue to maintain the Index as it has since the inception of the Index in May, 1990.  Other than the renaming, no other changes are expected to be made to the Index.